UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period :	October 1, 2014 — September 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PCTEX

Putnam California Tax Exempt Income Fund

Annual report 9|30|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
California Tax Exempt
Income Fund

Annual report
9 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	52

About the Trustees	53

Officers	55

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As we turn the page on the first three quarters of 2015, we look toward the final weeks of the year and early 2016.

Global stock markets corrected during the summer months, as the S&P 500 Index dropped by more than 10% below its 52-week high over several volatile trading days, and major indexes abroad fell at the same time. The major triggering event was an unexpected decision by the People’s Bank of China to devalue its currency by a modest amount. The move prompted concern that China’s economy might be weaker than thought and could pose risks to the world economy.

The U.S. economy may continue to feel some effects from weaker growth abroad. Certain companies in the S&P 500, for example, may find overseas earnings crimped by reduced demand and a strong dollar. However, there are still a number of bright spots. U.S. gross domestic product growth reached a rate of 3.9% during the second quarter, the unemployment rate has fallen since the start of the year, and consumer confidence has risen in recent months.

The United States and other regions of the world might continue on different paths in the months to come, shaping a complex array of investment opportunities and risks. You may find it reassuring to know that Putnam’s experienced portfolio managers have a global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended September 30, 2015, as well as an outlook for the coming months.

The recent upswing in volatility may prompt you to consult with your financial advisor, whose experience and knowledge can help you gain perspective on market movements and keep you on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam California Tax Exempt Income Fund

Municipal bonds can play a key role in a tax-smart investment plan

There's an old adage in investing: "It's not how much you make that matters, it's how much you keep." That's particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, California residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Golden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

The fund's portfolio managers have worked together at Putnam since 1994.

Featured
from left to right:

Thalia Meehan, CFA
Portfolio Manager

Paul M. Drury, CFA
Portfolio Manager

Susan A. McCormack, CFA
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 9/30/15 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.36% ($770)
3.42% ($1,936)
3.85% ($2,180)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 9/30/15. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.08%
7.49%
Municipal bonds
Corporate bonds

Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1970–2014 (July 2015).

2 California Tax Exempt Income Fund

California Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	California Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Thalia, what was the market environment like for municipal bonds during the 12-month reporting period ended September 30, 2015?

Anticipation of the Federal Reserve’s first interest-rate hike since June 2006 weighed on the markets for much of the annual period, but generally favorable technical factors, such as supply and demand dynamics, helped to support municipal bond prices. The Fed did not raise its benchmark short-term rate during the period, but the central bank’s monetary policy communications, along with the performance of longer-term U.S. Treasuries, were major factors in the performance of municipal bonds. Tax-free bonds, as measured by the Barclays Municipal Bond Index, outperformed the Barclays U.S. Aggregate Bond Index, a broad measure of fixed-income performance, and the BofA Merrill Lynch 3-Month Treasury Bill Index for the 12-month period.

The supply of municipal bond issuance has been relatively heavy — nearly 34% higher in the first nine months of 2015 compared with the same period in 2014. The bulk of new issuance had been earmarked for refinancing activity as municipal issuers took advantage of the low-interest-rate environment to replace their older, higher-coupon bonds with lower-cost debt. So the supply side was still healthy, and was met with decent demand. Demand held up relatively well despite the heightened volatility — supported, we

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

California Tax Exempt Income Fund	5

believe, by the attractive yields offered by longer-maturity municipal bonds. These yields become even more favorable on an after-tax basis. On September 30, 2015, the tax-equivalent yields for A-rated 10-year municipal bonds were around 4% [assuming the 43.40% federal income tax rate], which compared positively with about 2% for the comparable benchmark 10-year Treasury.

Municipal bond flows did turn modestly negative in the third quarter of 2015. We believe this development was more a result of broader market factors rather than fundamentals within the municipal bond market. Credit spreads [the difference in yield between higher- and lower-quality municipal bonds] remained tight during the period, contributing to slightly better returns for lower-quality investments than for higher-quality investments for the quarter.

How did Putnam California Tax Exempt Income Fund perform in this environment?

The fund’s class A shares return before sales charge outperformed the benchmark, the Barclays Municipal Bond Index, but underperformed the average return of its Lipper peer group for the 12 months ended September 30, 2015.

Given ongoing improvement in the U.S. economy, the markets have been anticipating a Fed rate hike for some time. What held the Fed back from raising rates during the reporting period?

The Fed’s efforts to normalize U.S. interest rates have been complicated

Allocations are shown as a percentage of the fund’s net assets as of 9/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	California Tax Exempt Income Fund

by a convergence of global factors that suppressed growth outside the United States — notably, overlapping economic slowdowns in Europe and China, weak commodity prices, and the Greek debt crisis. The likelihood that the Fed would act increased during the spring and summer months; however, with a nod to global macroeconomic concerns, the central bank left its benchmark rate unchanged at its main policymaking committee meeting in July, but added that it expected to begin raising short-term rates before the end of 2015.

In August, the People’s Bank of China unexpectedly devalued the Chinese yuan against the U.S. dollar. Many analysts concluded that the devaluation was a further indication of the Chinese economic stress despite the government’s previous efforts to boost exports and stimulate the domestic economy. Other observers saw it as the Chinese government’s effort to encourage inclusion in the International Monetary Fund’s basket of international currency reserves. A third explanation suggested that the devaluation was part of a larger reform agenda to make the financial markets in China be more subject to market forces. Regardless of the motivation behind the decision, the unexpected

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/15. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

California Tax Exempt Income Fund	7

announcement sent global equity markets sharply lower before rebounding on reassuring comments from central bankers and positive U.S. data. Municipal bonds, on the other hand, ended the month in slightly positive territory.

As the Fed’s September meeting approached, market volatility and worries about the pace of global growth persisted. While Fed officials left short-term interest rates near zero at their meeting, Fed Chair Janet Yellen signaled her confidence in the U.S. economy in a late September speech that outlined a case for raising rates by the end of the year.

Puerto Rico has been confronting fiscal challenges recently. What does this mean for the municipal bond market?

The overall fiscal health and creditworthiness of the municipal bond market remains sound, in our opinion. High-profile outliers, such as Puerto Rico, have garnered much media attention, but we still expect defaults overall to remain low. According to Bank of America Merrill Lynch, the default rate stood at 0.01% through September 2015, a fraction of the $3.6 trillion municipal bond market.

Puerto Rico’s bonds are widely held for their triple [federal, state, and local] tax-exempt status. After years of crippling government deficits, these bonds have traded at distressed levels for the past two years. This past June, the governor of

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	California Tax Exempt Income Fund

Puerto Rico announced that the U.S. territory’s outstanding debt was unpayable and called for the Commonwealth to be allowed to restructure. Puerto Rico subsequently defaulted on an August 1 debt payment, the first time in the Commonwealth’s history. In early September, the governor released a restructuring plan for the Commonwealth. Though light on details, the need to close a shortfall of more than an estimated $13 billion over the next five years has been well documented. We currently expect negotiations between the various Puerto Rico issuers and individual creditors to continue.

What were your strategies to mitigate risk in this climate?

We kept the fund’s duration positioning, or interest-rate sensitivity, below the median of its Lipper peer group. We accomplished this posture in part by holding a slightly higher cash position to help shelter the portfolio from price pressures while also providing some liquidity to act swiftly should timely investment opportunities present themselves.

The portfolio retained its overweight exposure to municipal bonds rated Baa relative to the benchmark throughout the period. We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects, and underweighted local general obligation [G.O.] bonds relative to the benchmark. These securities rely on the taxing power of the issuer and the health of the local economy to make payments from property taxes or sales and income taxes.

We also maintained our underweight exposure to issuers in Puerto Rico relative to the fund’s Lipper peer group, given our negative credit outlook for the Commonwealth. At the sector level, we favored transportation, higher education, continuing-care retirement communities, and essential service utilities bonds relative to the fund’s Lipper peers. Overall, this positioning contributed positively to performance.

Our shorter-duration positioning was a modest detractor from relative performance versus our Lipper peers, as interest rates moved lower during the year. An underweight position in non-rated bonds versus the fund’s Lipper peers also was a headwind for performance, as demand for high-yield municipal bonds helped push prices higher.

What should municipal bond investors keep in mind as 2015 comes to a close?

During the reporting period, U.S. economic growth and employment conditions continued to improve, paving the way for the Fed to act. Inflation remained low, helped in part by slower global growth and lower commodity prices, which were approaching historic lows by some estimates. However, the Fed may need to feel more confident that today’s low inflation will rise to its 2% medium-term target. The recent volatility in global financial markets linked to China’s devaluation of its currency created a new wrinkle in the Fed’s debate about abandoning its near-zero interest-rate policy. Higher U.S. interest rates also have implications for the already growth-challenged emerging markets by making it more difficult for companies and governments to repay dollar-denominated loans.

All told, we see a complex macroeconomic environment that is likely to contribute to heightened market volatility for the foreseeable future, as the Fed weighs its domestic policy agenda against a backdrop of slowing growth abroad.

With the 2016 campaign season in full swing and the presidential candidates better defining their policy agendas, we have been hearing chatter about individual and corporate tax reform and the elimination of some loopholes and tax deductions. We would caution municipal bond investors from

California Tax Exempt Income Fund	9

overreacting to discussions about changes to the tax code until after the 2016 election when we will better know if reform becomes a bona fide priority. As we have seen in previous instances, headlines about isolated municipal credits can lead to investor overreaction and temporary price dislocation. Such price action often results in investment opportunities for Putnam’s Tax Exempt team.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Emerging and developing economies — which make up more than half of the world’s GDP — have experienced a growth contraction year to date. Depressed oil prices, large capital outflows, and currency weakness are some contributing factors to lower-than-expected GDP growth rates. The International Monetary Fund (IMF), in its latest World Economic Outlook, trimmed its global growth forecast by 0.2% to 3.1% for 2015. The IMF’s outlook appears to be particularly cautious for Brazil and Canada, both of which are in recession and reliant on commodity exports. In the report, the IMF cut its previous output projections for Brazil by 1.5% for 2015 and 1.7% for 2016. Canada’s GDP was reduced by half a percentage point for this year and 0.4 percentage point for 2016. In the advanced economies of the United States and the eurozone, the IMF predicts a moderate increase in GDP growth. Its U.S. forecast calls for 2.6% growth this year and 2.8% next year. Geopolitical risks, such as ongoing events around Ukraine, the Middle East, and parts of Africa, are also factors that should be closely watched, according to the IMF report.

10	California Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/29/83)		(1/4/93)		(7/26/99)		(2/14/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.48%	6.35%	6.26%	6.26%	5.64%	5.64%	6.09%	5.98%	6.55%

10 years	53.99	47.83	46.36	46.36	42.34	42.34	49.54	44.68	56.90
Annual average	4.41	3.99	3.88	3.88	3.59	3.59	4.11	3.76	4.61

5 years	26.06	21.02	22.15	20.15	21.09	21.09	24.21	20.17	27.37
Annual average	4.74	3.89	4.08	3.74	3.90	3.90	4.43	3.74	4.96

3 years	10.41	5.99	8.21	5.26	7.78	7.78	9.37	5.82	11.10
Annual average	3.36	1.96	2.66	1.72	2.53	2.53	3.03	1.90	3.57

1 year	3.29	–0.84	2.64	–2.34	2.46	1.47	3.00	–0.34	3.50

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

California Tax Exempt Income Fund	11

Comparative index returns For periods ended 9/30/15

		Lipper California
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	6.88%	6.54%

10 years	57.31	51.73
Annual average	4.63	4.24

5 years	22.51	27.09
Annual average	4.14	4.90

3 years	8.88	10.75
Annual average	2.88	3.46

1 year	3.16	3.37

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/15, there were 126, 115, 108, 85, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,636 and $14,234, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,468. A $10,000 investment in the fund’s class Y shares would have been valued at $15,690.

12	California Tax Exempt Income Fund

Fund price and distribution information For the 12-month period ended 9/30/15

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.306794		$0.254519	$0.241653	$0.283455		$0.324562

Capital gains [2]	—		—	—	—		—

Total	$0.306794		$0.254519	$0.241653	$0.283455		$0.324562

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

9/30/14	$8.23	$8.57	$8.22	$8.27	$8.20	$8.48	$8.25

9/30/15	8.19	8.53	8.18	8.23	8.16	8.43	8.21

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.66%	3.52%	3.03%	2.86%	3.39%	3.28%	3.87%

Taxable equivalent [4]	7.46	7.17	6.17	5.83	6.91	6.68	7.89

Current 30-day SEC yield [5]	N/A	1.84	1.29	1.15	N/A	1.59	2.13

Taxable equivalent [4]	N/A	3.75	2.63	2.34	N/A	3.24	4.34

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 50.93% federal and state combined tax rate for 2015. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

California Tax Exempt Income Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 9/30/14	0.74%	1.37%	1.52%	1.02%	0.52%

Annualized expense ratio for the six-month
period ended 9/30/15*	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2015, to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.77	$6.92	$7.67	$5.17	$2.66

Ending value (after expenses)	$1,003.70	$1,000.50	$999.70	$1,002.20	$1,004.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	California Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2015, use the following calculation method. To find the value of your investment on April 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.80	$6.98	$7.74	$5.22	$2.69

Ending value (after expenses)	$1,021.31	$1,018.15	$1,017.40	$1,019.90	$1,022.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

California Tax Exempt Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings

16	California Tax Exempt Income Fund

are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2015, Putnam employees had approximately $476,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

California Tax Exempt Income Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	California Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

California Tax Exempt Income Fund	19

fund, and the continued application of certain reductions and waivers noted below; and • That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

20 California Tax Exempt Income Fund

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

California Tax Exempt Income Fund	21

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper California Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 126, 112 and 107 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

22 California Tax Exempt Income Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

California Tax Exempt Income Fund	23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 California Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam California Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 11, 2015

California Tax Exempt Income Fund 25

The fund’s portfolio 9/30/15

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments
AGM Assured Guaranty Municipal Corporation
AGO Assured Guaranty, Ltd.
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
COP Certificates of Participation
FGIC Financial Guaranty Insurance Company
FHLMC Coll. Federal Home Loan Mortgage
Corporation Collateralized
FNMA Coll. Federal National Mortgage
Association Collateralized
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corp.
Radian Insd. Radian Group Insured
SGI Syncora Guarantee, Inc.
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes, which are
floating-rate securities with long-term maturities
that carry coupons that reset and are payable upon
demand either daily, weekly or monthly. The rate
shown is the current interest rate at the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (98.7%)*	Rating**	Principal amount	Value

California (93.8%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Sharp Hlth. Care), 6 1/4s, 8/1/39	Aa3	$14,000,000	$16,268,278
(Episcopal Sr. Cmntys.), 6 1/8s, 7/1/41	BBB+/F	2,045,000	2,317,230
(Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/42	BBB+/F	700,000	748,202
(O’Connor Woods), 5s, 1/1/33	AA–	2,300,000	2,560,130

ABAG Fin. Auth. Non-Profit Corps Insd. Sr.
Living Rev. Bonds
(Odd Fellows Home of CA), Ser. A, 5s, 4/1/42	AA–	1,000,000	1,093,240
(Odd Fellows Home), Ser. A, 5s, 4/1/32	AA–	3,000,000	3,397,620

Alameda Cnty., Joint Pwrs. Auth. Lease Rev.
Bonds (Multiple Cap.), Ser. A, 5s, 12/1/34	AA	4,960,000	5,577,272

Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A,
AMBAC, zero %, 10/1/19	BBB+	5,000,000	4,531,800

Anaheim, Pub. Fin. Auth. Rev. Bonds
(Elec. Syst. Distr. Fac.), Ser. A, 5 3/8s, 10/1/36	AA–	3,000,000	3,496,680
Ser. A, 5s, 5/1/39	AA–	1,000,000	1,114,940

Arcadia, Unified School Dist. G.O. Bonds
(Election 2006), Ser. A, AGM, zero %, 8/1/41	Aa1	7,680,000	2,197,632
(Election 2006), Ser. A, AGM, zero %, 8/1/40	Aa1	10,160,000	3,063,342
(Election of 2006), Ser. A, AGM, zero %, 8/1/18	Aa1	1,500,000	1,386,360

Bay Area Toll Auth. of CA Rev. Bonds
Ser. S-6, 5s, 10/1/54	AA–	8,650,000	9,468,550
Ser. F-1, 5s, 4/1/54	AA	14,330,000	15,731,185

CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Providence Hlth. & Svcs.), Ser. C, 6 1/2s,
10/1/38 (Prerefunded 10/1/18)	AAA/P	100,000	116,866
(Providence Hlth. & Svcs.), Ser. C, U.S. Govt.
Coll., 6 1/2s, 10/1/38 (Prerefunded 10/1/18)	Aa3	5,400,000	6,319,512
(Providence Hlth. & Svcs.), Class C, U.S. Govt.
Coll., 6 1/4s, 10/1/28 (Prerefunded 10/1/18)	Aa3	3,350,000	3,895,715
(Adventist Hlth. Syst.-West), Ser. A,
5 3/4s, 9/1/39	A	10,500,000	11,933,880
(Sutter Hlth.), Ser. A, 5 1/4s, 11/15/46	Aa3	10,000,000	10,378,400

26 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value

California cont.
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Stanford Hosp.), Ser. A-2, 5 1/4s, 11/15/40	Aa3	$1,000,000	$1,159,230
(Scripps Hlth.), Ser. A, 5s, 11/15/40	AA	1,500,000	1,672,530
(Cedars Sinai Med. Ctr.), 5s, 8/15/39	A1	5,400,000	5,969,484
(Cedars-Sinai Med. Ctr.), 5s, 11/15/34	A1	6,250,000	6,275,250
(Scripps Hlth.), Ser. A, 5s, 11/15/32	AA	1,000,000	1,133,560
(CA-NV Methodist), 5s, 7/1/26	AA–	1,745,000	1,804,278
CA Hsg. Fin. Agcy. Rev. Bonds
Ser. J, 5 3/4s, 8/1/47	A	295,000	304,287
(Home Mtge.), Ser. H, FGIC, 5 3/4s, 8/1/30	A	5,000	5,062
(Home Mtge.), Ser. I, 4 7/8s, 8/1/41	A	4,060,000	4,072,830
(Home Mtge.), Ser. M, 4 3/4s, 8/1/42	A	4,990,000	4,997,834
(Home Mtge.), Ser. K, 4 5/8s, 8/1/26	A	2,440,000	2,458,642

CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA)
5 1/4s, 2/1/46	A–	4,860,000	5,053,914
U.S. Govt. Coll., 5 1/4s, 2/1/46
(Prerefunded 2/1/17)	AAA/P	640,000	680,627
5 1/4s, 2/1/37	A–	7,710,000	8,027,960
U.S. Govt. Coll., 5 1/4s, 2/1/37
(Prerefunded 2/1/17)	AAA/P	5,440,000	5,785,331

CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6 1/4s, 6/1/40	Baa1	4,000,000	4,503,320
(Emerson College), 6s, 1/1/42	Baa1	1,000,000	1,170,730
(Biola U.), 5 7/8s, 10/1/34	Baa1	12,470,000	13,501,394
(Biola U.), 5.8s, 10/1/28	Baa1	220,000	240,535
(Eisenhower Med. Ctr.), Ser. A, 5 3/4s, 7/1/40	Baa2	9,000,000	9,794,700
(Emerson College), 5 3/4s, 1/1/33	Baa1	1,000,000	1,152,900
(Loma Linda U.), 5s, 4/1/28	A	2,000,000	2,113,640
(U. Students Coop Assn.), 5s, 4/1/22	BBB	790,000	826,735

CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim
Place Claremont), Ser. A, 6 1/8s, 5/15/39	AA–	3,000,000	3,453,870

CA Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5 1/4s, 8/1/40	A	4,000,000	4,250,440

CA School Fin. Auth. Rev. Bonds (Kipp
LA Projects), Ser. A, 5 1/8s, 7/1/44	BBB–	1,000,000	1,059,500

CA State G.O. Bonds
6 1/2s, 4/1/33	Aa3	31,000,000	36,902,088
5 3/4s, 4/1/31	Aa3	33,000,000	38,151,958
5 1/4s, 4/1/35	Aa3	10,000,000	11,502,100
5s, 8/1/45	Aa3	4,000,000	4,551,920
5s, 10/1/44	Aa3	13,905,000	15,765,350
5s, 12/1/43	Aa3	1,500,000	1,698,150
5s, 11/1/43	Aa3	6,645,000	7,515,030
5s, 4/1/37	Aa3	2,000,000	2,267,940

CA State VRDN, 0.01s, 5/1/33	VMIG1	4,400,000	4,400,000

California Tax Exempt Income Fund	27

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value

California cont.
CA State Edl. Fac. Auth. Rev. Bonds
(CA Lutheran U.), 5 3/4s, 10/1/38	Baa1	$5,000,000	$5,489,400
(Pacific U.), 5 1/2s, 11/1/39
(Prerefunded 11/1/19)	AAA/P	100,000	118,088
(U. of the Pacific), 5 1/2s, 11/1/39	A2	1,085,000	1,227,330
(U. of the Pacific), U.S. Govt. Coll., 5 1/2s,
11/1/39 (Prerefunded 11/1/19)	AAA/P	65,000	76,614
(CA College of Arts), 5 1/4s, 6/1/30	Baa2	1,360,000	1,481,611
(U. of the Pacific), 5 1/4s, 11/1/29	A2	1,265,000	1,436,142
(Loyola-Marymount U.), Ser. A, 5 1/8s, 10/1/40	A2	2,955,000	3,266,664
(U. Redlands), Ser. A, 5 1/8s, 8/1/38	A3	6,430,000	6,989,603
(Pepperdine U.), 5s, 9/1/45	AA	1,000,000	1,142,620
(Santa Clara U.), 5s, 4/1/45	Aa3	2,500,000	2,830,750
(Pepperdine U.), 5s, 12/1/44	AA	2,000,000	2,280,260
(U. of the Pacific), 5s, 11/1/36	A2	6,000,000	6,022,020
(U. of the Pacific), 5s, 11/1/36	A2	500,000	560,930
(U. of the Pacific), U.S. Govt. Coll., 5s, 11/1/36
(Prerefunded 11/1/15)	AAA/P	730,000	732,548
(U. of Redlands), Ser. A, 5s, 10/1/35	A3	1,000,000	1,118,920
(Chapman U.), 5s, 4/1/31	A2	2,425,000	2,658,479
(Loyola-Marymount U.), Ser. A, NATL,
zero %, 10/1/28	A2	355,000	223,622

CA State Infrastructure & Econ. Dev.
Bank Rev. Bonds
(J. David Gladstone Inst.), Ser. A, 5s, 10/1/31	A–	4,000,000	4,417,080
(Indpt. Syst. Operator Corp.), 5s, 2/1/30	A1	7,000,000	7,983,010
(Oakland Unified School Dist. Fin.), 5s, 8/15/22	AA–	4,985,000	5,532,552

CA State Infrastructure & Econ. Dev. Bank VRDN
(Los Angeles Museum), Ser. A, 0.01s, 9/1/37	VMIG1	3,295,000	3,295,000

CA State Muni. Fin. Auth Mobile Home Park Rev.
Bonds (Caritas Affordable Hsg., Inc.), Ser. A,
5s, 8/15/30	BBB	1,000,000	1,101,350

CA State Muni. Fin. Auth. Student Hsg. Rev. Bonds
(Bowles Hall Foundation), Ser. A, 5s, 6/1/35	Baa3	1,270,000	1,379,309

CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.1s, 6/1/40	A	4,500,000	4,946,580
(Wtr. Furnishing), 5s, 11/21/45	Baa3	8,000,000	8,438,960

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A1	3,000,000	3,572,280
(Dept. of Ed. — Riverside Campus), Ser. B,
6 1/8s, 4/1/29	A1	490,000	570,389
(Dept. of Dev. Svcs. — Porterville),
Ser. C, 6s, 4/1/27	A1	575,000	667,529
(Dept. of Ed. — Riverside Campus),
Ser. B, 6s, 4/1/26	A1	2,625,000	3,048,386
(Riverside Campus), Ser. B, 6s, 4/1/25	A1	1,755,000	2,038,713
(Dept. of Ed. — Riverside Campus),
Ser. B, 6s, 4/1/24	A1	4,485,000	5,211,749
Ser. G-1, 5 3/4s, 10/1/30	A1	10,000,000	11,694,600

28 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value

California cont.
CA State Pub. Wks. Board Rev. Bonds
Ser. A-1, 5 1/2s, 3/1/25	A1	$2,500,000	$2,909,650
Ser. B, 5s, 10/1/39	A1	1,500,000	1,684,545
(Various Cap.), Ser. I, 5s, 11/1/38	A1	1,880,000	2,133,330
(Regents U.), Ser. E, U.S. Govt. Coll., 5s, 4/1/29
(Prerefunded 4/1/19)	Aaa	7,015,000	8,024,108
(Regents U.), Ser. E, U.S. Govt. Coll., 5s, 4/1/28
(Prerefunded 4/1/19)	Aaa	8,290,000	9,482,517
(Dept. of Corrections-State Prisons), Ser. A,
AMBAC, 5s, 12/1/19	A1	6,230,000	6,835,307

CA State Tobacco Securitization Agcy. Rev. Bonds
(Kern Cnty. Tobacco Funding Corp.), 5s, 6/1/40	BBB/F	5,000,000	5,336,100

CA State U. Rev. Bonds
(Systemwide), Ser. A, 5 3/4s, 11/1/28	Aa2	5,000,000	5,795,050
Ser. A, 5s, 11/1/38	Aa2	2,250,000	2,596,320
Ser. A, 5s, 11/1/35	Aa2	4,500,000	5,179,230

CA Statewide Cmnty. Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB+	4,120,000	4,131,083

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
7 1/4s, 11/15/41	BBB–	6,000,000	6,963,960
(Enloe Med. Ctr.), 6 1/4s, 8/15/33	AA–	6,500,000	7,398,690
(Enloe Med. Ctr.), 6 1/4s, 8/15/28	AA–	5,000,000	5,723,200
(Sutter Hlth.), Ser. A, 6s, 8/15/42	Aa3	5,000,000	5,843,600
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	11,000,000	11,851,180
(American Baptist Homes West),
5 3/4s, 10/1/25	BBB+/F	950,000	1,077,338
(Catholic Hlth. Care West), Ser. A,
5 1/2s, 7/1/30	A	3,770,000	4,033,862
(899 Charleston, LLC), Ser. A, 5 3/8s, 11/1/49	BB/P	1,000,000	996,080
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	2,000,000	2,164,520
(Kaiser Permanente), Ser. B, 5 1/4s, 3/1/45	A+	19,000,000	19,280,438
(899 Charleston, LLC), Ser. A, 5 1/4s, 11/1/44	BB/P	300,000	299,988
(American Baptist Homes of the West),
5s, 10/1/45	BBB+/F	2,550,000	2,672,579
AGM, 5s, 11/15/44	AA	5,195,000	5,759,748
(American Baptist Homes of the West),
5s, 10/1/43	BBB+/F	1,190,000	1,261,924
(Episcopal Cmntys. and Svcs.), 5s, 5/15/42	A–/F	3,250,000	3,444,773
(Kaiser Permanente), Ser. B, 5s, 3/1/41	A+	1,815,000	1,839,593
(Episcopal Cmntys. and Svcs.), 5s, 5/15/32	A–/F	600,000	647,910
(Henry Mayo Newhall Memorial Hosp.), 5s,
10/1/27 (Prerefunded 10/1/17)	AA–	3,685,000	4,008,912
(Terraces at San Joaquin Gardens), Ser. A,
5s, 10/1/22	BB/P	3,150,000	3,356,199
(Cmnty. Fac. Dist. No. 1-Zone 1B),
zero %, 9/1/20	BB/P	625,000	465,000

California Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(American Baptist Homes West),
6 1/4s, 10/1/39	BBB+/F	$4,500,000	$5,078,475
(Front Porch Cmntys. & Svcs.), Ser. A,
5 1/8s, 4/1/37	BBB+	9,500,000	9,703,965

CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5 5/8s, 5/1/29	Baa3	2,230,000	2,229,978

Carlsbad, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 11/1/21	Aa2	2,250,000	1,999,890

Castaic Lake, Wtr. Agcy. COP (Water Syst. Impt.),
AMBAC, zero %, 8/1/27	AA	10,000,000	6,999,900

Cerritos, G.O. Bonds (Cerritos Cmnty. College
Dist.), Ser. A, 5s, 8/1/39	Aa2	9,275,000	10,549,014

Chino Basin, Desalter Auth. Rev. Bonds, Ser. A,
AGO, 5s, 6/1/30	AA	2,000,000	2,189,200

Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas)
Ser. C, 5 7/8s, 2/15/34	Aa2	2,600,000	2,990,078
Ser. D, 5 7/8s, 1/1/34	Aa2	5,000,000	5,750,150

Chula Vista, Muni. Fin. Auth. Special Tax Bonds
5 1/2s, 9/1/30	BBB+	740,000	834,801
5 1/2s, 9/1/29	BBB+	2,165,000	2,445,757

Clovis, Unified School Dist. G.O. Bonds (Election
2012), Ser. D, 5s, 8/1/37	Aa2	3,000,000	3,430,170

Coast, Cmnty. College Dist. G.O. Bonds
(Election 2012), Ser. A, 5s, 8/1/38	Aa1	7,000,000	7,917,280
NATL, zero %, 8/1/22	Aa1	1,280,000	1,086,272
NATL, zero %, 8/1/21	Aa1	4,500,000	3,975,480

Commerce, Redev. Agcy. Tax Alloc. Bonds
(Redev. Area 1), U.S. Govt. Coll., zero %, 8/1/21
(Escrowed to maturity)	AAA/P	23,050,000	17,913,077

Contra Costa, Home Mtge. Fin. Auth. Rev.
Bonds, Ser. G, NATL, zero %, 9/1/17 (Escrowed
to maturity)	Aaa	6,210,000	5,650,169

Corona-Norco, School Dist. Pub. Fin. Auth.
Special Tax Bonds
Ser. A, 5s, 9/1/35	A–	585,000	633,777
Ser. A, 5s, 9/1/32	A–	1,125,000	1,237,365
(Sr. Lien), Ser. A, 5s, 9/1/28	A–	275,000	304,667

Corona-Norco, Unified School Dist. Special Tax
Bonds (Cmnty. Fac. Dist. No. 98-1), 5s, 9/1/28	A–	1,590,000	1,755,726

El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
6 1/4s, 8/15/17 (Escrowed to maturity)	AAA/P	3,185,000	3,409,097

Emeryville, Redev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, AGM
5s, 9/1/34	AA	500,000	565,525
5s, 9/1/33	AA	385,000	437,364
5s, 9/1/32	AA	450,000	513,446
5s, 9/1/31	AA	590,000	677,131
5s, 9/1/30	AA	815,000	940,160

30 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value
California cont.
Folsom Cordova, Unified School Dist. G.O. Bonds
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	AA–	$1,505,000	$1,057,925

Fontana, Cmnty. Facs. Special Tax Bonds (Sierra
Hills School Dist. No. 22)
5s, 9/1/34	BBB–/P	1,000,000	1,102,620
5s, 9/1/31	BBB–/P	880,000	977,381

Foothill-De Anza, Cmnty. College Dist. G.O.
Bonds, Ser. C, 5s, 8/1/40	Aaa	6,750,000	7,538,603

Foothill/Eastern Corridor Agcy. Rev. Bonds,
Ser. A, 6s, 1/15/53	BBB–	8,000,000	9,245,600

Fullerton, Cmnty. Fac. Dist. No. 1 Special Tax
Bonds (Amerige Heights), 5s, 9/1/32	A–	1,000,000	1,104,830

Garden Grove, Unified School Dist. G.O. Bonds
(2010 Election), Ser. C
5s, 8/1/32	Aa2	2,000,000	2,284,460
5s, 8/1/31	Aa2	1,500,000	1,724,640
5s, 8/1/30	Aa2	1,000,000	1,154,310
5s, 8/1/29	Aa2	500,000	581,350

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A, 5s, 6/1/40	A1	5,000,000	5,549,200
Ser. A-1, 5s, 6/1/33	B3	8,000,000	6,985,600
Ser. A, AMBAC, zero %, 6/1/24	A1	13,000,000	10,029,240

Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds (Election 2012), Ser. A, 5 1/4s, 8/1/38	Aa2	4,000,000	4,584,160

Hayward, Unified School Dist. G.O.
Bonds, 5s, 8/1/38	A+	1,995,000	2,188,595

Imperial Irrigation Elec. Dist. Rev. Bonds
Ser. A, 6 1/4s, 11/1/31	AA–	1,000,000	1,219,120
Ser. A, 5 1/2s, 11/1/41	AA–	9,000,000	10,540,530
5 1/8s, 11/1/38	AA–	2,000,000	2,206,700

Inland Valley, Dev. Agcy. Successor Tax Alloc.
Bonds, Ser. A, 5 1/4s, 9/1/37	A–	4,925,000	5,517,281

Irvine, Cmnty. Fac. Dist. No. 13-3 Special Tax
Bonds (Great Park Impt. Area No. 1), 5s, 9/1/39	BB/P	1,000,000	1,076,600

Irvine, Impt. Board Act of 1915 Special
Assmt. Bonds
(Ltd. Oblig. Assmt. Dist. No. 13-1), 5s, 9/2/29	BBB–	705,000	783,657
(Dist No. 12-1), 5s, 9/2/23	BBB+	1,000,000	1,163,200

Irvine, Unified School Dist. Special Tax Bonds,
BAM, 5s, 9/1/38	AA	2,500,000	2,839,000

Jurupa, Pub. Fin. Auth. Special Tax Bonds, Ser. A
5s, 9/1/33	A–	600,000	662,532
5s, 9/1/32	A–	2,475,000	2,752,868

La Verne, COP (Brethren Hillcrest Homes),
5s, 5/15/29	BBB–/F	635,000	678,339

California Tax Exempt Income Fund	31

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value

California cont.
Lake Elsinore, Pub. Fin. Auth. Local Agcy. Special
Tax Bonds (Canyon Hills Impt. Areas), Ser. A & C
5s, 9/1/33	BB+/P	$1,105,000	$1,198,262
5s, 9/1/31	BB+/P	1,045,000	1,149,730

Las Virgenes, Unified School Dist. G.O. Bonds
Ser. A, AGM, 5s, 8/1/28 (Prerefunded 8/1/16)	Aa2	5,245,000	5,450,814
AGM, zero %, 11/1/23	Aa2	1,395,000	1,121,664

Long Beach Marina, Rev. Bonds, 5s, 5/15/40	BBB/F	1,000,000	1,068,400

Long Beach, Bond Fin. Auth. Rev. Bonds
(Natural Gas), Ser. A, 5 1/2s, 11/15/28	A–	5,000,000	5,939,550
(Aquarium of the Pacific), 5s, 11/1/30	A1	1,000,000	1,119,080
(Aquarium of the Pacific), 5s, 11/1/29	A1	1,250,000	1,416,738

Long Beach, Cmnty. College Dist. G.O. Bonds
(2008 Election), Ser. B
5s, 8/1/39	Aa2	5,000,000	5,592,950
zero %, 8/1/34	Aa2	1,500,000	702,645
zero %, 8/1/33	Aa2	625,000	307,475

Long Beach, Unified School Dist. G.O. Bonds,
Ser. D-1, zero %, 8/1/37	Aa2	1,000,000	388,490

Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev.
Bonds, Ser. A, 5s, 12/1/44	AA	1,000,000	1,118,260

Los Angeles Cnty., School Dist. COP
(Headquarters Bldg.), Ser. B
5s, 10/1/31	A1	1,125,000	1,269,686
5s, 10/1/30	A1	1,250,000	1,420,063

Los Angeles, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. A, U.S. Govt. Coll., 6s,
8/1/33 (Prerefunded 8/1/19)	Aa1	9,000,000	10,698,210

Los Angeles, Cmnty. Fac. Dist. No. 4 Special Tax
Bonds (Playa Vista Phase 1)
5s, 9/1/31	BBB+	1,500,000	1,656,330
5s, 9/1/30	BBB+	1,500,000	1,662,360
5s, 9/1/29	BBB+	1,500,000	1,668,405

Los Angeles, Dept. of Arpt. Rev. Bonds
(Los Angeles Intl. Arpt.), Ser. A, 5s, 5/15/40	AA	5,000,000	5,529,600
(Los Angeles Intl. Arpt.), Ser. D, 5s, 5/15/40	AA	11,500,000	12,718,080
(Sr. Intl. Private Activity), 5s, 5/15/35	AA	2,000,000	2,274,160
(Los Angeles Intl. Arpt.), Ser. B, 5s, 5/15/32	AA–	1,000,000	1,132,980
(Los Angeles Intl. Arpt.), Ser. B, 5s, 5/15/31	AA–	1,190,000	1,353,447
(Los Angeles Intl. Arpt.), Ser. B, 5s, 5/15/30	AA–	1,100,000	1,256,717
(Los Angeles Intl. Arpt.), 5s, 5/15/29	AA	4,225,000	4,830,020

Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
Ser. D, 5s, 7/1/44	Aa3	5,000,000	5,648,600
(Pwr. Syst.), Ser. B, 5s, 7/1/43	Aa3	7,000,000	7,861,770
(Pwr. Syst.), Ser. B, 5s, 7/1/43	Aa3	1,500,000	1,686,015
(Wtr. Wks. Syst.), Ser. B, 5s, 7/1/31	Aa2	2,000,000	2,313,200

Los Angeles, Harbor Dept. Rev. Bonds, FNMA
Coll., FHLMC Coll., 7.6s, 10/1/18 (Escrowed
to maturity)	AA+	7,350,000	8,101,317

32 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value

California cont.
Los Angeles, Unified School Dist. G.O. Bonds
Ser. D, 5s, 1/1/34	Aa2	$3,865,000	$4,364,010
Ser. F, 5s, 7/1/29	Aa2	2,000,000	2,279,380

Los Angeles, Waste Wtr. Syst. Rev. Bonds
(Green Bond), Ser. C, 5s, 6/1/45	AA+	2,500,000	2,859,975
Ser. B, 5s, 6/1/30	AA	8,000,000	9,261,520

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	5,000,000	6,612,050

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5 3/4s, 8/10/18	AAA	12,100,000	13,162,259

Modesto, Irrigation Dist. Elec. Rev. Bonds,
Ser. A, AGM
5s, 7/1/32	AA	800,000	902,664
5s, 7/1/31	AA	1,600,000	1,812,384

Modesto, Irrigation Dist. Fin. Auth. Elec. Syst. Rev.
Bonds, Ser. A, 5s, 10/1/40	A+	2,790,000	3,097,960

Mt. San Antonio, Cmnty College Dist. G.O. Bonds
(Election 2008), Ser. A-13, 5s, 8/1/34	Aa2	2,000,000	2,278,460

Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	AA	2,000,000	1,018,180

Murrieta, Pub. Fin. Auth. Special Tax
Bonds, 5s, 9/1/26	BBB–	1,000,000	1,127,200

Napa Valley, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. C, NATL, zero %, 8/1/22	Aa2	5,000	3,859
(Election 2002), Ser. C, NATL, zero %, 8/1/21	Aa2	6,750,000	5,479,650
(Election 2002), Ser. C, NATL, zero %, 8/1/21
(Prerefunded 8/1/17)	Aa2	1,825,000	1,475,622

North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. E, 5 1/4s, 9/1/33	BBB+	1,500,000	1,650,495

Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec.
Project No. 1), Ser. A
5s, 7/1/32	A+	700,000	803,208
5s, 7/1/30	A+	1,000,000	1,158,830

Oakland, G.O. Bonds, Ser. A, 5s, 1/15/35	Aa2	2,000,000	2,282,080

Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
(Election of 2012), 6 5/8s, 8/1/38	BBB/P	1,000,000	1,182,900
(Election of 2006), Ser. A, 6 1/8s, 8/1/29	BBB/P	4,000,000	4,512,800
Ser. A, 5s, 8/1/40	BBB+/P	1,000,000	1,096,690

Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds
(Ladera Ranch — No. 04-1), Ser. A
5s, 8/15/33	BBB	1,750,000	1,937,180
5s, 8/15/32	BBB	1,000,000	1,109,790

Orange Cnty., Sanitation Dist. Waste Wtr. Rev.
Bonds, Ser. A, 5s, 2/1/37	AAA	3,190,000	3,713,415

Orange Cnty., Trans. Auth Toll Road Rev. Bonds
(Sr. Lien — 91 Express Lane), 5s, 8/15/29	AA–	1,050,000	1,204,760

Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds
5 3/4s, 9/1/39	A+	6,000,000	6,872,760
5 1/2s, 9/1/31	A+	1,000,000	1,140,140

California Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value

California cont.
Port of Oakland, Rev. Bonds (Sr. Lien), Ser. P
5s, 5/1/33	A+	$1,860,000	$2,047,711
5s, 5/1/31	A+	1,000,000	1,107,780

Poway, Unified School Dist. G.O. Bonds (Election
of 2008), zero %, 8/1/29	Aa3	11,350,000	6,782,420

Poway, Unified School Dist. Pub. Fin. Auth.
Special Tax Bonds
5s, 9/15/32	BBB	500,000	540,090
5s, 9/15/28	BBB	1,110,000	1,222,965

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds (Sunridge Anatolia), Ser. 03-1, 5s, 9/1/32	BB+/P	1,250,000	1,365,700

Redding, Elec. Syst. Rev. Bonds, NATL, 6.368s,
7/1/22 (Escrowed to maturity)	AA–	3,000,000	3,516,180

Redwood City, Redev. Agcy., Tax Alloc. Bonds
(Redev. Area 2-A), AMBAC, zero %, 7/15/22	A–	3,230,000	2,616,881

Rio Linda, Unified School Dist. G.O. Bonds
(Election of 2006), AGM, 5s, 8/1/31	AA	6,000,000	6,399,540

Ripon, Redev. Agcy. Tax Alloc. Bonds (Cmnty.
Redev.), NATL, 4 3/4s, 11/1/36	A3	1,425,000	1,444,594

Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5 3/4s, 6/1/44	BBB–	750,000	836,820

Rocklin, Special Tax Bonds, 5s, 9/1/35	BB/P	3,500,000	3,730,685

Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds
(Rohnert Redev.), NATL, zero %, 8/1/25	AA–	1,340,000	932,988

Roseville, Special Tax Bonds (Westpark Cmnty.
Pub. Fac. Dist. No. 1)
5s, 9/1/37	BBB–/P	1,250,000	1,339,738
5s, 9/1/33	BBB–/P	1,000,000	1,070,940

Roseville, Elec. Syst. Fin. Auth. Rev. Bonds
5s, 2/1/34	A+	1,625,000	1,845,529
5s, 2/1/33	A+	1,455,000	1,658,453
5s, 2/1/32	A+	500,000	571,985
5s, 2/1/28	A+	2,895,000	3,366,017

Sacramento Cnty., Arpt. Syst. Rev. Bonds,
Ser. A, AGM
5s, 7/1/28	AA	1,500,000	1,653,525
5s, 7/1/26	AA	5,000,000	5,541,800
5s, 7/1/25	AA	3,990,000	4,437,279

Sacramento, City Fin. Auth. Tax Alloc. Bonds
Ser. A, FGIC, NATL, zero %, 12/1/23	AA–	15,815,000	12,080,762
Ser. A, FGIC, NATL, zero %, 12/1/22	AA–	7,500,000	6,026,625
(Cap. Appn.), Ser. A, FGIC, NATL,
zero %, 12/1/19	AA–	5,000,000	4,571,050

Sacramento, Muni. Util. Dist. Rev. Bonds
Ser. Y, 5s, 8/15/32	Aa3	1,500,000	1,737,090
Ser. B, 5s, 8/15/31	Aa3	2,905,000	3,388,741
Ser. Y, 5s, 8/15/31	Aa3	500,000	581,085
Ser. X, 5s, 8/15/28	Aa3	1,650,000	1,921,458

34 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
Ser. K, AMBAC, 5 1/4s, 7/1/24	Aa3	$11,520,000	$14,042,995

Sacramento, Muni. Util. Dist. Fin. Auth.
Rev. Bonds (Cosumnes), NATL, 5s, 7/1/19
(Prerefunded 7/1/16)	A3	1,070,000	1,108,146

Sacramento, Regl. Trans. Dist. Rev. Bonds
(Farebox), 5s, 3/1/42	A3	7,290,000	7,809,267

San Bernardino Cnty., Special Tax
Bonds, 5s, 9/1/33	BBB–/P	2,500,000	2,689,550

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. A, 6 1/4s, 8/1/33
(Prerefunded 8/1/18)	Aa2	1,000,000	1,153,900
(Election 2008), Ser. D, 5s, 8/1/45 ##	Aa2	1,500,000	1,690,485

San Diego Cmnty. Fac. Dist. No. 3 Special Tax
Bonds, 5s, 9/1/36	BBB–/P	990,000	1,055,112

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds,
Ser. B, 5s, 7/1/38	A1	2,000,000	2,193,220

San Diego, Pub. Fac. Fin. Auth. Rev. Bonds
Ser. A, 5 1/4s, 3/1/40	AA–	1,000,000	1,122,750
Ser. A, 5 1/4s, 9/1/35	AA–	1,500,000	1,710,105
Ser. A, 5 1/4s, 3/1/25	AA–	6,065,000	7,067,908
(Cap. Impt.), Ser. A, 5s, 10/15/35	AA–	500,000	565,220
Ser. A, 5s, 9/1/26	AA–	6,265,000	7,211,704

San Diego, Pub. Fac. Fin. Auth. Tax Alloc.
Bonds (Southcrest), Ser. B, Radian Insd.,
5 1/8s, 10/1/22	AA	1,000,000	1,080,410

San Diego, Pub. Fac. Fin. Auth. Swr. Rev.
Bonds, Ser. A
5 1/4s, 5/15/29	AA	1,245,000	1,461,954
5 1/8s, 5/15/29	AA	7,885,000	8,933,547

San Diego, Redev. Agcy. Tax Alloc. Bonds (Centre
City), Ser. A, SGI, 5s, 9/1/22	A	4,665,000	4,673,817

San Diego, Unified School Dist. G.O. Bonds
(Election of 2008), Ser. C, zero %, 7/1/44	Aa3	10,000,000	2,783,400

San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds
Ser. A, 5 1/4s, 5/1/33	A1	4,000,000	4,544,560
5s, 5/1/29	A1	2,000,000	2,326,280

San Francisco City & Cnty., Intl. Arpt. Comm. Rev.
Bonds, Ser. B, 5s, 5/1/43	A1	3,280,000	3,667,138

San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds (No. 6 Mission Bay
South Pub. Impts.), Ser. A, 5s, 8/1/31	BBB–/P	1,140,000	1,232,146

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.)
Ser. 34D, AGO, 5 1/4s, 5/1/25	AA	2,250,000	2,501,955
Ser. F, 5s, 5/1/40	A1	4,750,000	5,140,308
Ser. G, 5s, 5/1/40	A1	4,400,000	4,761,548

California Tax Exempt Income Fund 35

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value

California cont.
San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds
(Mission Bay North Redev.), Ser. C,
6 3/4s, 8/1/41	A–	$1,000,000	$1,195,640
(Mission Bay South), Ser. D, 6 5/8s, 8/1/39	BBB+	1,250,000	1,411,938

San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds (Mission Bay’s),
Ser. A, 5s, 8/1/43	BBB+	1,750,000	1,893,798

San Joaquin Cnty., Trans. Auth. Rev. Bonds, Ser. A,
5 1/2s, 3/1/41	AA	7,000,000	8,078,420

San Joaquin Hills, Trans. Corridor Agcy. Toll Road
Rev. Bonds, Ser. A, 5s, 1/15/34	BBB–	7,125,000	7,678,043

San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged
Area Redev.), Ser. B, Radian Insd., 5s, 8/1/32	AA	3,935,000	4,028,417

San Mateo Cnty., Cmnty. College G.O. Bonds
(Election of 2005)
Ser. B, NATL, zero %, 9/1/27	Aaa	10,545,000	7,475,983
Ser. A, NATL, zero %, 9/1/26	Aaa	4,000,000	2,947,360

Santa Clara, Elec. Rev. Rev. Bonds, Ser. A
6s, 7/1/31	A+	2,500,000	3,016,950
5 1/4s, 7/1/32	A+	4,000,000	4,568,440

Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax
Bonds (Impt. Area No. 1), Ser. A
5 1/4s, 9/1/27 (Prerefunded 9/1/21)	BBB+	3,270,000	3,667,272
5 1/4s, 9/1/26 (Prerefunded 9/1/21)	BBB+	1,485,000	1,672,259
5.1s, 9/1/30 (Prerefunded 9/1/21)	BBB+	480,000	528,970

Saugus, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 8/1/24	Aa2	1,210,000	948,434

School Fin. Fac. Auth. 144A Rev. Bonds (Kipp
LA Projects), Ser. A, 5s, 7/1/45	BBB–	1,500,000	1,576,635

Solano, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. B, FGIC, NATL, zero %, 8/1/25
(Prerefunded 8/1/16)	Aa3	9,020,000	5,818,982

South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A
5s, 8/15/32	BBB+	1,000,000	1,114,350
5s, 8/15/30	BBB+	1,130,000	1,267,634

South Western Cmnty. College Dist. G.O. Bonds
(Election 2008), Ser. D, 5s, 8/1/44	Aa2	4,000,000	4,526,880

Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5 1/4s, 11/1/24	A3	2,850,000	3,297,108
(Natural Gas), Ser. A, 5 1/4s, 11/1/21	A3	1,500,000	1,703,880
Ser. A, 5s, 7/1/40	AA–	6,860,000	7,690,129

Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds (Delta
Wtr. Supply), Ser. A
6 1/4s, 10/1/40	A	1,250,000	1,499,325
6 1/4s, 10/1/38	A	2,235,000	2,691,208
6 1/8s, 10/1/35	A	750,000	904,740

Stockton, Unified School Dist. G.O. Bonds
(Election 2012), Ser. A, AGM, 5s, 8/1/38	AA	1,000,000	1,092,320

36 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value

California cont.
Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65s, 8/1/21	B+/P	$3,105,000	$3,113,508

Tobacco Securitization Auth. of Southern
CA Rev. Bonds
Class A1-SNR, 5 1/8s, 6/1/46	B+	5,000,000	4,253,950
Ser. A1-SNR, 5s, 6/1/37	BB+	2,000,000	1,754,780

Tracy, Operational Partnership, Joint Powers Auth.
Lease Rev. Bonds, AGO
6 3/8s, 10/1/38	AA	2,200,000	2,488,156
6 1/4s, 10/1/33	AA	3,000,000	3,402,720

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A
5 7/8s, 1/1/29	AA–	6,000,000	6,853,320
5 5/8s, 1/1/29	AA–	1,000,000	1,132,630

Turlock, Irrigation Dist. Rev. Bonds,
Ser. A, 5s, 1/1/40	AA–	12,640,000	13,929,784

Twin Rivers, Unified School Dist. G.O. Bonds,
Ser. A, BAM, 5s, 8/1/40	AA	2,000,000	2,195,200

U. of CA Rev. Bonds
Ser. O, 5 1/4s, 5/15/39	AA	8,380,000	9,467,808
Ser. O, FHL Coll., U.S. Govt. Coll., 5 1/4s,
5/15/39 (Prerefunded 5/15/19)	AAA/P	1,620,000	1,866,062
Ser. AI, 5s, 5/15/32	Aa2	3,000,000	3,460,620

Union, G.O. Bonds, Ser. A, 5s, 9/1/44	Aa1	1,890,000	2,140,803

Ventura Cnty., COP (Pub. Fin. Auth. III)
5 3/4s, 8/15/29	AA+	1,500,000	1,742,550
5 3/4s, 8/15/28	AA+	1,745,000	2,027,882

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	2,350,000	2,591,063

1,256,971,076
Delaware (0.7%)
DE State Hlth. Fac. Auth. VRDN (Christiana Care),
Ser. A, 0.01s, 10/1/38	VMIG1	9,050,000	9,050,000

9,050,000
Guam (0.4%)
Territory of GU, Bus. Privilege Tax Rev. Bonds,
Ser. A, 5s, 1/1/31	A	1,000,000	1,101,310

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	A–	2,450,000	2,715,433

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
AGM, 5s, 10/1/30	AA	1,000,000	1,150,460

4,967,203
Indiana (0.5%)
IN State Fin. Auth. VRDN, Ser. A-3, 0.01s, 2/1/37	VMIG1	6,610,000	6,610,000

6,610,000
Massachusetts (0.1%)
MA State VRDN (Construction Loan), Ser. A,
0.01s, 3/1/26	VMIG1	1,700,000	1,700,000

			1,700,000

California Tax Exempt Income Fund	37

MUNICIPAL BONDS AND NOTES (98.7%)* cont.	Rating**	Principal amount	Value

Mississippi (0.3%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.)
Ser. A, 0.01s, 12/1/30	VMIG1	$1,720,000	$1,720,000
Ser. E, 0.01s, 12/1/30	VMIG1	2,000,000	2,000,000

3,720,000
Missouri (0.6%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. C, 0.01s, 9/1/30	VMIG1	7,900,000	7,900,000

7,900,000
Puerto Rico (0.8%)
Children’s Trust Fund Tobacco Settlement
(The) Rev. Bonds (Asset Backed Bonds),
5 5/8s, 5/15/43	Ba2	4,000,000	3,999,840

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 5 3/8s, 8/1/39	Ca	5,155,000	2,184,431
Ser. C, 5 3/8s, 8/1/36	Ca	2,200,000	932,250
Ser. C, 5 1/4s, 8/1/40	Caa3	5,750,000	3,600,938

10,717,459
Texas (0.7%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.01s, 12/1/24	A-1+	10,060,000	10,060,000

10,060,000
Utah (0.6%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. A, 0.01s, 5/15/37	VMIG1	8,165,000	8,165,000

Virgin Islands (0.2%)			8,165,000
VI Pub. Fin. Auth. Rev. Bonds, Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,229,660

			2,229,660

TOTAL INVESTMENTS

Total investments (cost $1,201,538,109)			$1,322,090,398

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through September 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,339,700,948.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

38 California Tax Exempt Income Fund

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates. The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

State debt	16.3%
Utilities	15.0
Health care	13.5
Local debt	13.0

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,322,090,398	$—

Totals by level	$—	$1,322,090,398	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 39

Statement of assets and liabilities 9/30/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,201,538,109)	$1,322,090,398

Cash	4,131,525

Interest and other receivables	17,059,085

Receivable for shares of the fund sold	732,074

Receivable for investments sold	2,115,000

Prepaid assets	9,610

Total assets	1,346,137,692

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	1,674,630

Payable for shares of the fund repurchased	1,949,029

Payable for compensation of Manager (Note 2)	472,816

Payable for custodian fees (Note 2)	5,818

Payable for investor servicing fees (Note 2)	152,368

Payable for Trustee compensation and expenses (Note 2)	444,641

Payable for administrative services (Note 2)	4,407

Payable for distribution fees (Note 2)	707,149

Distributions payable to shareholders	894,873

Other accrued expenses	131,013

Total liabilities	6,436,744
Net assets	$1,339,700,948

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,264,978,235

Undistributed net investment income (Note 1)	7,470,162

Accumulated net realized loss on investments (Note 1)	(53,299,738)

Net unrealized appreciation of investments	120,552,289

Total — Representing net assets applicable to capital shares outstanding	$1,339,700,948

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,226,346,949 divided by 149,788,853 shares)	$8.19

Offering price per class A share (100/96.00 of $8.19)*	$8.53

Net asset value and offering price per class B share ($5,359,960 divided by 655,350 shares)**	$8.18

Net asset value and offering price per class C share ($46,943,783 divided by 5,702,108 shares)**	$8.23

Net asset value and redemption price per class M share ($3,032,953 divided by 371,491 shares)	$8.16

Offering price per class M share (100/96.75 of $8.16)†	$8.43

Net asset value, offering price and redemption price per class Y share
($58,017,303 divided by 7,067,662 shares)	$8.21

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

40 California Tax Exempt Income Fund

Statement of operations Year ended 9/30/15

INTEREST INCOME	$61,058,604

EXPENSES

Compensation of Manager (Note 2)	$5,848,649

Investor servicing fees (Note 2)	865,109

Custodian fees (Note 2)	17,863

Trustee compensation and expenses (Note 2)	50,820

Distribution fees (Note 2)	3,226,620

Administrative services (Note 2)	34,717

Other	284,377

Total expenses	10,328,155

Expense reduction (Note 2)	(1,476)

Net expenses	10,326,679

Net investment income	50,731,925

Net realized gain on investments (Notes 1 and 3)	13,862,388

Net unrealized depreciation of investments during the year	(20,521,449)

Net loss on investments	(6,659,061)

Net increase in net assets resulting from operations	$44,072,864

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund	41

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/15	Year ended 9/30/14

Operations:
Net investment income	$50,731,925	$55,275,695

Net realized gain on investments	13,862,388	485,594

Net unrealized appreciation (depreciation) of investments	(20,521,449)	71,141,582

Net increase in net assets resulting from operations	44,072,864	126,902,871

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(671,620)	(409,586)

Class B	(3,271)	(2,231)

Class C	(23,673)	(13,699)

Class M	(1,512)	(840)

Class Y	(30,683)	(15,055)

From tax-exempt net investment income
Class A	(46,020,235)	(50,778,096)

Class B	(181,206)	(223,926)

Class C	(1,310,498)	(1,383,610)

Class M	(96,310)	(97,327)

Class Y	(2,240,057)	(2,052,777)

Decrease from capital share transactions (Note 4)	(42,087,297)	(133,654,593)

Total decrease in net assets	(48,593,498)	(61,728,869)

NET ASSETS

Beginning of year	1,388,294,446	1,450,023,315

End of year (including undistributed net investment income
of $7,470,162 and $4,802,121, respectively)	$1,339,700,948	$1,388,294,446

The accompanying notes are an integral part of these financial statements.

42 California Tax Exempt Income Fund

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California Tax Exempt Income Fund 43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	net assets (%) [b,c]	net assets (%) [c]	turnover (%)

Class A
September 30, 2015	$8.23	.31	(.04)	.27	(.31)	—	(.31)	—	—	$8.19	3.29	$1,226,347.74		3.73	14
September 30, 2014	7.81	.32	.42	.74	(.32)	—	(.32)	—	—	8.23	9.63	1,278,391.74		3.99	11
September 30, 2013	8.34	.33	(.53)	(.20)	(.33)	—	(.33)	—	—	7.81	(2.50)	1,338,414.74		4.03	11
September 30, 2012	7.83	.34	.51	.85	(.34)	—	(.34)	—	—	8.34	11.12	1,591,810.75		4.30	6
September 30, 2011	7.99	.36	(.16)	.20	(.36)	—	(.36)	—	— [d]	7.83	2.75	1,466,160.75		4.77	9

Class B
September 30, 2015	$8.22	.25	(.04)	.21	(.25)	—	(.25)	—	—	$8.18	2.64	$5,360	1.37	3.10	14
September 30, 2014	7.80	.27	.42	.69	(.27)	—	(.27)	—	—	8.22	8.96	6,364	1.37	3.36	11
September 30, 2013	8.34	.28	(.54)	(.26)	(.28)	—	(.28)	—	—	7.80	(3.24)	7,255	1.37	3.40	11
September 30, 2012	7.83	.29	.51	.80	(.29)	—	(.29)	—	—	8.34	10.42	8,749	1.38	3.67	6
September 30, 2011	7.98	.31	(.15)	.16	(.31)	—	(.31)	—	— [d]	7.83	2.24	8,615	1.38	4.15	9

Class C
September 30, 2015	$8.27	.24	(.04)	.20	(.24)	—	(.24)	—	—	$8.23	2.46	$46,944	1.52	2.95	14
September 30, 2014	7.85	.25	.42	.67	(.25)	—	(.25)	—	—	8.27	8.73	44,233	1.52	3.21	11
September 30, 2013	8.38	.27	(.53)	(.26)	(.27)	—	(.27)	—	—	7.85	(3.25)	47,175	1.52	3.25	11
September 30, 2012	7.87	.28	.51	.79	(.28)	—	(.28)	—	—	8.38	10.19	56,923	1.53	3.51	6
September 30, 2011	8.03	.30	(.16)	.14	(.30)	—	(.30)	—	— d	7.87	1.95	45,516	1.53	3.99	9

Class M
September 30, 2015	$8.20	.28	(.04)	.24	(.28)	—	(.28)	—	—	$8.16	3.00	$3,033	1.02	3.45	14
September 30, 2014	7.79	.29	.41	.70	(.29)	—	(.29)	—	—	8.20	9.22	2,670	1.02	3.71	11
September 30, 2013	8.32	.31	(.53)	(.22)	(.31)	—	(.31)	—	—	7.79	(2.78)	2,606	1.02	3.75	11
September 30, 2012	7.81	.32	.51	.83	(.32)	—	(.32)	—	—	8.32	10.83	3,341	1.03	4.00	6
September 30, 2011	7.97	.34	(.16)	.18	(.34)	—	(.34)	—	— [d]	7.81	2.45	2,590	1.03	4.48	9

Class Y
September 30, 2015	$8.25	.32	(.04)	.28	(.32)	—	(.32)	—	—	$8.21	3.50	$58,017.52		3.95	14
September 30, 2014	7.83	.33	.42	.75	(.33)	—	(.33)	—	—	8.25	9.85	56,636.52		4.20	11
September 30, 2013	8.36	.35	(.53)	(.18)	(.35)	—	(.35)	—	—	7.83	(2.28)	54,574.52		4.25	11
September 30, 2012	7.85	.36	.51	.87	(.36)	—	(.36)	—	—	8.36	11.30	56,992.53		4.49	6
September 30, 2011	8.01	.38	(.16)	.22	(.38)	—	(.38)	—	— [d]	7.85	2.99	34,064.53		4.98	9

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes interest and fees expense associated with borrowings which amounted to the following (Note 1):

Percentage of
average net assets

September 30, 2014	<0.01%

September 30, 2013	<0.01

September 30, 2012	<0.01

September 30, 2011	<0.01

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

44 California Tax Exempt Income Fund	California Tax Exempt Income Fund 45

Notes to financial statements 9/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through September 30, 2015.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

46 California Tax Exempt Income Fund

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

California Tax Exempt Income Fund 47

At September 30, 2015 the fund had a capital loss carryover of $50,520,374 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$5,330,069	$—	$5,330,069	*

766,815	N/A	766,815	September 30, 2016

12,478,683	N/A	12,478,683	September 30, 2017

1,872,123	N/A	1,872,123	September 30, 2018

30,072,684	N/A	30,072,684	September 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,295,478 recognized during the period between November 1, 2014 and September 30, 2015 to its fiscal year ending September 30, 2016.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from dividends payable, and from market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,515,181 to increase undistributed net investment income and $2,515,181 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$127,038,073
Unrealized depreciation	(5,742,289)

Net unrealized appreciation	121,295,784
Undistributed ordinary income	914,701
Undistributed tax-exempt income	7,450,334
Capital loss carryforward	(50,520,374)
Post-October capital loss deferral	(1,295,478)
Cost for federal income tax purposes	$1,200,794,614

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

48 California Tax Exempt Income Fund

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$793,702	Class M	1,802

Class B	3,762	Class Y	36,718

Class C	29,125	Total	$865,109

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,476 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $773, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to

California Tax Exempt Income Fund 49

April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,703,574	Class M	14,196

Class B	50,668	Total	$3,226,620

Class C	458,182

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $57,149 and $556 from the sale of class A and class M shares, respectively, and received $815 and $31 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $477 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$179,824,120	$230,633,533

U.S. government securities (Long-term)	—	—

Total	$179,824,120	$230,633,533

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	9,952,072	$82,132,249	7,474,360	$59,918,545

Shares issued in connection with
reinvestment of distributions	4,390,175	36,195,391	4,853,502	38,900,168

	14,342,247	118,327,640	12,327,862	98,818,713

Shares repurchased	(19,956,925)	(164,430,719)	(28,330,366)	(225,448,945)

Net decrease	(5,614,678)	$(46,103,079)	(16,002,504)	$(126,630,232)

	Year ended 9/30/15		Year ended 9/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	37,287	$307,642	31,544	$251,410

Shares issued in connection with
reinvestment of distributions	21,054	173,415	25,922	207,426

	58,341	481,057	57,466	458,836

Shares repurchased	(177,276)	(1,455,952)	(213,110)	(1,698,618)

Net decrease	(118,935)	$(974,895)	(155,644)	$(1,239,782)

50 California Tax Exempt Income Fund

	Year ended 9/30/15		Year ended 9/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	1,081,005	$8,963,776	678,627	$5,470,981

Shares issued in connection with
reinvestment of distributions	128,090	1,061,456	136,290	1,097,712

	1,209,095	10,025,232	814,917	6,568,693

Shares repurchased	(855,569)	(7,087,052)	(1,477,119)	(11,778,644)

Net increase (decrease)	353,526	$2,938,180	(662,202)	$(5,209,951)

	Year ended 9/30/15		Year ended 9/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	43,028	$352,347	9,833	$78,462

Shares issued in connection with
reinvestment of distributions	10,435	85,764	10,802	86,334

	53,463	438,111	20,635	164,796

Shares repurchased	(7,477)	(61,525)	(29,763)	(239,388)

Net increase (decrease)	45,986	$376,586	(9,128)	$(74,592)

	Year ended 9/30/15		Year ended 9/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,790,406	$14,812,642	2,478,401	$19,976,244

Shares issued in connection with
reinvestment of distributions	189,139	1,563,145	159,406	1,282,344

	1,979,545	16,375,787	2,637,807	21,258,588

Shares repurchased	(1,779,395)	(14,699,876)	(2,742,882)	(21,758,624)

Net increase (decrease)	200,150	$1,675,911	(105,075)	$(500,036)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of California and may be affected by economic and political developments in that state.

California Tax Exempt Income Fund	51

Federal tax information (Unaudited)

The fund has designated 98.56% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

52 California Tax Exempt Income Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

California Tax Exempt Income Fund	53

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54 California Tax Exempt Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

California Tax Exempt Income Fund 55

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

56 California Tax Exempt Income Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

California Tax Exempt Income Fund	57

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

58 California Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees
Putnam Investment	Jameson A. Baxter, Chair	Robert R. Leveille
Management, LLC	Liaquat Ahamed	Vice President and
One Post Office Square	Ravi Akhoury	Chief Compliance Officer
Boston, MA 02109	Barbara M. Baumann
	Robert J. Darretta	Michael J. Higgins
Investment Sub-Manager	Katinka Domotorffy	Vice President, Treasurer,
Putnam Investments Limited	John A. Hill	and Clerk
57–59 St James’s Street	Paul L. Joskow
London, England SW1A 1LD	Kenneth R. Leibler	Janet C. Smith
	Robert E. Patterson	Vice President,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		James P. Pappas
	Jonathan S. Horwitz	Vice President
Legal Counsel	Executive Vice President,
Ropes & Gray LLP	Principal Executive Officer, and	Mark C. Trenchard
	Compliance Liaison	Vice President and
Independent Registered		BSA Compliance Officer
Public Accounting Firm	Steven D. Krichmar
KPMG LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Director of
Proxy Voting and Corporate
	Robert T. Burns	Governance, Assistant Clerk,
	Vice President and	and Associate Treasurer
Chief Legal Officer

California Tax Exempt Income Fund 59

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60 California Tax Exempt Income Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN045
296870 11/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta,, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2015	$63,114	$ —	$6,750	$ —
September 30, 2014	$59,178	$ —	$6,590	$ —

For the fiscal years ended September 30, 2015 and September 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,750 and $ 6,590 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2015	$ —	$ —	$ —	$ —

September 30, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 25, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 25, 2015